AMENDMENT NO. 1
                                     TO THE
                           CONVERTIBLE PROMISSORY NOTE
                                DUE JUNE 3O, 2005

      This Amendment No. 1 (the "Amendment") hereby amends as set forth herein that certain Convertible Promissory Note issued by Secured Data, Inc., a Nevada corporation (the "Company"), originally due June 30, 2005 (the "Convertible Note") issued pursuant to the Agreement And Plan of Reorganization dated December 20, 2004 between Northwest Bio-Technic, Inc., a British Virgin Islands corporation, its shareholders and the Company.

      The Maturity Date of the Convertible Note of June 30, 2005 is hereby extended to December 31, 2005. All other terms and conditions set forth in the Convertible Note shall remain in full force and effect and unaffected by this Amendment.

      IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed by a duly authorized officer as of this 30th day of June 2005.

                               SECURED DATA, INC.


                               By: /s/ Jing An Wang
                               --------------------
                               Name:  Jing An Wang
                               Title: Chief Executive Officer